                                                                     EXHIBIT 4.2


                                              NO PAR VALUE PER SHARE

         [NUMBER]               CERTIFICATE FOR COMMON SHARES OF BENEFICIAL INTEREST                            [SHARES]

                                          UNITED INVESTORS REALTY TRUST

                                       A TEXAS REAL ESTATE INVESTMENT TRUST

                                   FORMER UNDER THE LAWS OF THE STATE OF TEXAS

THIS CERTIFICATE IS TRANSFERABLE IN                                                             CUSIP 910741 10 7
BOSTON, MASS. AND NEW YORK, N.Y.                                                                SEE REVERSE FOR CERTAIN DEFINITIONS



THIS                                                                                                                SEE REVERSE FOR
CERTIFIES                                                                                                      CERTAIN RESTRICTIONS
THAT





IS THE
REGISTERED
HOLDER OF


                               FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF


UNITED INVESTORS REALTY TRUST (the "Trust"). A full statement of all the designations, preferences, limitations, and relative rights of the shares of each class or series which the Trust is authorized to issue, to the extent they have been fixed and determined, and the authority of the Trust managers to fix and determine the designations, preferences, limitations, and relative rights of subsequent series, is set forth in the Declaration of Trust of the Trust, as may be amended from time to time, on file with the County Clerk of Harris County, Texas, a copy of which will be furnished to the record holder of the certificate without charge upon written request to the Trust at its principal place of business. This certificate and the shares represented hereby are negotiable and transferable on the books of the Trust by the registered holder hereof in person or by attorney upon surrender of this certificate properly endorsed or assigned. This certificate is not valid until countersigned and registered by a Transfer
Agent and Registrar.
        Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.




Dated:

                 /s/ ILLEGIBLE                                                     /s/ ILLEGIBLE
                 CHAIRMAN                                                          PRESIDENT AND CHIEF
                                             [SEAL]                                EXECUTIVE OFFICER






COUNTERSIGNED AND REGISTERED:
               BANKBOSTON, N.A.

BY                      TRANSFER AGENT AND REGISTRAR

    /s/ ILLEGIBLE

                          AUTHORIZED SIGNATURE


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
                         UNITED INVESTORS REALTY TRUST

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list.


For value received __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Common
Shares of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________,
Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.

Dated:__________________



           NOTICE:
    THE SIGNATURE(S) TO THIS       X _______________________________________
    ASSIGNMENT MUST CORRES-                        (SIGNATURE)
    POND WITH THE NAME(S) AS
    WRITTEN UPON THE FACE OF --->
    THE CERTIFICATE IN EVERY
    PARTICULAR WITHOUT ALTER-
    ATION OR ENLARGEMENT OR
    ANY CHANGE WHATEVER.

                                   X ________________________________________
                                                   (SIGNATURE)


                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-15.

                                     SIGNATURE(S) GUARANTEED BY:



THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE TRUST'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). PURSUANT TO THE TRUST'S DECLARATION OF TRUST, AND EXCEPT AS OTHERWISE PROVIDED THEREIN, NO PERSON MAY (1) BENEFICIALLY OWN SHARES IN EXCESS OF 9.8% (OR SUCH OTHER PERCENTAGE AS MAY BE PROVIDED IN THE DECLARATION OF TRUST) OF THE AGGREGATE VALUE OF ALL OUTSTANDING SHARES OF SUCH CLASS OF SHARES OR THE NUMBER OF OUTSTANDING SHARES OF ANY CLASS OF SHARES, OR (2) BENEFICIALLY OWN SHARES THAT WOULD RESULT IN THE TRUST BEING "CLOSELY HELD" UNDER SECTION 856(h) OF THE CODE. IF THE RESTRICTIONS ON OWNERSHIP OR TRANSFER ARE VIOLATED, THE SHARES REPRESENTED HEREBY WILL BE AUTOMATICALLY CONVERTED INTO SHARES OF EXCESS SECURITIES WHICH WILL BE HELD BY THE TRUST AS TRUSTEE OF THE BENEFICIAL TRUST. THE TRUST HAS THE OPTION TO REDEEM SHARES OF EXCESS SECURITIES UNDER CERTAIN CIRCUMSTANCES. ALL TERMS IN THIS LEGEND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED THERETO IN THE TRUST'S DECLARATION OF TRUST, AS THE SAME MAY BE FURTHER AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON OWNERSHIP OR TRANSFER, WILL BE SENT WITHOUT CHARGE TO THE RECORD HOLDER OF THE CERTIFICATE UPON WRITTEN REQUEST TO THE TRUST AT ITS PRINCIPAL PLACE OF BUSINESS.